                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

                         MONTHLY SERVICER'S CERTIFICATE


   Accounting Date:                                January 31, 2001
                                         ---------------------------
   Determination Date:                            February 13, 2001
                                         ---------------------------
   Distribution Date:                             February 15, 2001
                                         ---------------------------
   Monthly Period Ending:                          January 31, 2001
                                         ---------------------------
   Last Month Distribution Date                    January 16, 2001
                                         ---------------------------

   This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I. Collection Account Summary

              Available Funds:
                          Payments Received                                                                     $26,245,829.01
                          Liquidation Proceeds (excluding Purchase Amounts)                                      $1,910,279.21
                          Current Monthly Advances                                                                  305,563.68
                          Amount of withdrawal, if any, from the Reserve Account                                         $0.00
                          Monthly Advance Recoveries (due to servicer)                                            ($356,868.04)
                          Purchase Amounts-Warranty and Administrative Receivables                                       $0.00
                          Income from investment of funds in Trust Accounts                                         $20,942.27
                                                                                                        -----------------------
              Total Available Funds                                                                             $28,125,746.13
                                                                                                        =======================

              Amounts Payable on Distribution Date:
                          1. Trustee and other fees                                                                      $0.00
                          2. Servicing Fee                                                                         $748,323.39
                          3. Class A Interest Distributable Amount
                                   Class A-1 Interest                                                              $297,264.25
                                   Class A-2 Interest                                                              $548,166.67
                                   Class A-3 Interest                                                            $1,831,083.33
                          4. First Priority Principal Distribution Amount                                                $0.00
                          5. Class M Interest Distributable Amount                                                 $404,181.94
                          6. Second Priority Principal Distribution Amount                                               $0.00
                          7. Class B Interest Distributable Amount                                                 $557,345.93
                          8. Reserve Account Deposit                                                                     $0.00
                          9. Regular Principal Distribution Amount                                              $23,739,380.63
                          10. Certificate Distribution Amount                                                            $0.00
                                                                                                        -----------------------
              Total Amounts Payable on Distribution Date                                                        $28,125,746.13
                                                                                                        =======================
                          Less: Servicing Fee                                                                     ($748,323.39)
                          Less: Investment Income                                                                  ($20,942.27)
                                                                                                        -----------------------
              NET PAYMENT TO TRUSTEE                                                                            $27,356,480.47
                                                                                                        =======================



                                     Page 1 (2000 - 1)

II. Available Funds

              Collected Funds (see IV)
                          Payments Received                                                                       $26,245,829.01
                          Liquidation Proceeds (excluding Purchase Amounts)                                         1,910,279.21

              Purchase Amounts                                                                                             $0.00

              Monthly Advances - current Monthly Period (net)                                                        ($51,304.36)

              Income from investment of funds in Trust Accounts                                                       $20,942.27
                                                                                                        -------------------------

              Available Funds                                                                                     $28,125,746.13
                                                                                                        =========================


III. Amounts Payable on Distribution Date

           a. Taxes due and unpaid with respect to the Trust                                                               $0.00
              (not otherwise paid by AFL or the Servicer)

           b. Outstanding Monthly Advances (not otherwise reimbursed                                                       $0.00
              to Servicer and to be reimbursed on the Distribution Date)

           c. Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                          Owner Trustee                                                                                    $0.00
                          Administrator                                                                                    $0.00
                          Indenture Trustee                                                                                $0.00
                          Lockbox Bank                                                                                     $0.00
                          Custodian                                                                                        $0.00

           d. Basic Servicing Fee (not otherwise paid to Servicer)                                                   $748,323.39

           e. Supplemental Servicing Fees (not otherwise paid to Servicer)                                                 $0.00

           g. Payable from Note Interest Distribution Account
                          Class A-1 Interest Distributable Amount                                                    $297,264.25
                          Class A-2 Interest Distributable Amount                                                    $548,166.67
                          Class A-3 Interest Distributable Amount                                                  $1,831,083.33
                          Class M Interest Distributable Amount                                                      $404,181.94
                          Class B Interest Distributable Amount                                                      $557,345.93

           h. Payable from Note Principal Distribution Account
                          Payable to Class A-1 Noteholders                                                        $23,739,380.63
                          Payable to Class A-2 Noteholders                                                                 $0.00
                          Payable to Class A-3 Noteholders                                                                 $0.00
                          Payable to Class M Noteholders                                                                   $0.00
                          Payable to Class B Noteholders                                                                   $0.00

           I. Reserve Account Deposit                                                                                      $0.00
                                                                                                        -------------------------
              Total amounts payable on Distribution Date                                                          $28,125,746.13
                                                                                                        =========================



                                     Page 2 (2000 - 1)

IV. Collected Funds

              Payments Received:
                          Supplemental Servicing Fees                                                                      $0.00
                          Amount allocable to interest                                                            $11,173,205.08
                          Amount allocable to principal                                                           $15,072,623.93
                          Amount allocable to Insurance Add-On Amounts                                                     $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed                                     $0.00
                          to the Servicer prior to deposit in the Collection Account)
                                                                                                            ---------------------

              Total Payments Received                                                                             $26,245,829.01

              Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated Receivables                             $1,943,858.96

                          Less: (i) reasonable expenses incurred by Servicer                                          $33,579.75
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                                            ---------------------

              Net Liquidation Proceeds                                                                             $1,910,279.21
                                                                                                            ---------------------

              Total Collected Funds                                                                               $28,156,108.22
                                                                                                            =====================

V. Purchase Amounts Deposited in Collection Account

              Purchase Amounts - Warranty Receivables                                                                      $0.00
              Purchase Amounts - Administrative Receivables                                                                $0.00

              Total Purchase Amounts                                                                                       $0.00
                                                                                                            =====================

VI. Reimbursement of Outstanding Monthly Advances

              Outstanding Monthly Advances                                                                            666,167.47

              Outstanding Monthly Advances to be reimbursed out of                                                    305,563.68
                 Available Funds on the Distribution Date

              Monthly Advances - Recoveries                                                                           356,868.04
                                                                                                            ---------------------

              Outstanding Monthly Advances - immediately following the Distribution Date                              614,863.11
                                                                                                            =====================

VII. Calculation of Interest and Principal Payments
A. Calculation of Class A-1 Interest Distributable Amount
              Class A-1 Interest Rate                                                                                      6.854%
              Actual Days in Period                                                                                           30
              Class A-1 Balance                                                                                   $52,045,097.01
              Class A-1 Interest Carryover Shortfall                                                                       $0.00
              Class A-1 Interest Distributable Amount                                                                $297,264.25
                                                                                                            =====================

B. Calculation of Class A-2 Interest Distributable Amount
              Class A-2 Interest Rate                                                                                       7.15%
              Days in Period (30/360 convention)                                                                              30
              Class A-2 Balance                                                                                   $92,000,000.00
              Class A-2 Interest Carryover Shortfall                                                                       $0.00
              Class A-2 Interest Distributable Amount                                                                $548,166.67
                                                                                                            =====================




                               Page 3 (2000 - 1)

C. Calculation of Class A-3 Interest Distributable Amount
              Class A-3 Interest Rate                                                                                    7.30%
              Days in Period (30/360 convention)                                                                           30
              Class A-3 Balance                                                                               $301,000,000.00
              Class A-3 Interest Carryover Shortfall                                                                    $0.00
              Class A-3 Interest Distributable Amount                                                           $1,831,083.33
                                                                                                        ======================

D. Calculation of Class M Interest Distributable Amount
              Class M Interest Rate                                                                                      7.51%
              Days in Period (30/360 convention)                                                                           30
              Class M Balance                                                                                  $64,583,000.00
              Class M Interest Carryover Shortfall                                                                      $0.00
              Class M Interest Distributable Amount                                                               $404,181.94
                                                                                                        ======================


E. Calculation of Class B Interest Distributable Amount
              Class B Interest Rate                                                                                      7.83%
              Days in Period (30/360 convention)                                                                           30
              Class B Balance                                                                                  $85,417,000.00
              Class B Interest Carryover Shortfall                                                                      $0.00
              Class B Interest Distributable Amount                                                               $557,345.93
                                                                                                        ======================

F. Calculation of First Priority Principal Distribution Amount
              Class A Note Balance                                                                            $445,045,097.01
              Pool Balance at End of Preceding Collection Period                                              $718,390,450.92
              Outstanding Balance of any Class of A Notes on or after the related Final Maturity Date                   $0.00
              First Priority Principal Distribution Amount                                                              $0.00
                                                                                                        ======================

G. Calculation of Second Priority Principal Distribution Amount
              Class A + Class M Note Balance                                                                  $509,628,097.01
              Pool Balance at End of Preceding Collection Period                                              $718,390,450.92
              First Priority Principal Distribution Amount                                                              $0.00
              Outstanding Balance of the Class M Notes on or after the related Final Maturity Date                      $0.00
              Second Priority Principal Distribution Amount                                                             $0.00
                                                                                                        ======================

H. Regular Principal Distribution Amount
              Class A-1 Outstanding Principal Balance                                                          $52,045,097.01
              Aggregate Note Balance                                                                          $595,045,097.01
              Pool Balance at End of Preceding Collection Period                                              $718,390,450.92
              Specified Overcollateralization Amount                                                           $89,584,865.31
              Sum of First and Second Priority Principal Distribution Amounts                                           $0.00
              Outstanding Balance of the Class B Notes on or after the related Final Maturity Date                      $0.00
              Regular Principal Distribution Amount                                                            $52,045,097.01
                                                                                                        ======================


I. Interest Distribution Amount
              Class A-1 Interest Distributable Amount                                                             $297,264.25
              Class A-2 Interest Distributable Amount                                                             $548,166.67
              Class A-3 Interest Distributable Amount                                                           $1,831,083.33
              Class M Interest Distributable Amount                                                               $404,181.94
              Class B Interest Distributable Amount                                                               $557,345.93
                                                                                                        ----------------------
              Total Interest Distributable Amount                                                               $3,638,042.11
                                                                                                        ======================




                               Page 4 (2000 - 1)

J. Principal Distribution Amount
              First Priority Principal Distribution Amount                                                       $0.00
              Second Priority Principal Distribution Amount                                                      $0.00
              Regular Principal Distribution Amount                                                     $52,045,097.01
                                                                                                 ----------------------
              Principal Distribution Amount                                                             $52,045,097.01
                                                                                                 ======================

VIII. Reserve Account Computations
              Reserve Account Balance at Beginning of Period                                             $4,166,737.92
              Reserve Draw                                                                                       $0.00
              Specified Reserve Account Balance                                                          $4,166,737.92
              Required Deposit to Reserve Account                                                                $0.00

IX. Specified Credit Enhancement Amount                                                                 $93,751,603.24

X. Specified Overcollateralization Amount                                                               $89,584,865.31

XI. Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of the Monthly Period                    $718,390,450.92
              Multiplied by Basic Servicing Fee Rate                                                              1.25%
              Divided by months per year                                                                            12
                                                                                                 ----------------------

              Basic Servicing Fee                                                                          $748,323.39
              Supplemental Servicing Fees                                                                        $0.00

                                                                                                 ----------------------
              Total of Basic Servicing Fees and Supplemental Servicing Fees                                $748,323.39


XII. Payment Waterfall

              Amounts Payable on Distribution Date:
                          1. Reimbursement of Monthly Advances                                                   $0.00
                          2. Trustee and other fees                                                              $0.00
                          3. Servicing Fee                                                                 $748,323.39
                          4. Class A Interest Distributable Amount
                                   Class A-1 Interest                                                      $297,264.25
                                   Class A-2 Interest                                                      $548,166.67
                                   Class A-3 Interest                                                    $1,831,083.33
                          5. First Priority Principal Distribution Amount                                        $0.00
                          6. Class M Interest Distributable Amount                                         $404,181.94
                          7. Second Priority Principal Distribution Amount                                       $0.00
                          8. Class B Interest Distributable Amount                                         $557,345.93
                          9. Reserve Account Deposit                                                             $0.00
                          10. Regular Principal Distribution Amount                                     $23,739,380.63
                          11. Certificate Distribution Amount                                                    $0.00
                                                                                                 ----------------------
              Total Amounts Payable on Distribution Date                                                $28,125,746.13
                                                                                                 ======================




                               Page 5 (2000 - 1)

XIII. Information for Preparation of Statements to Noteholders

              a. Aggregate principal balance of the Notes as of first day of Monthly Period
                          Class A-1 Notes                                                             $52,045,097.01
                          Class A-2 Notes                                                             $92,000,000.00
                          Class A-3 Notes                                                            $301,000,000.00
                          Class M Notes                                                               $64,583,000.00
                          Class B Notes                                                               $85,417,000.00

              b. Amount distributed to Noteholders allocable to principal
                          Class A-1 Notes                                                             $23,739,380.63
                          Class A-2 Notes                                                                      $0.00
                          Class A-3 Notes                                                                      $0.00
                          Class M Notes                                                                        $0.00
                          Class B Notes                                                                        $0.00

              c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                          Class A-1 Notes                                                             $28,305,716.38
                          Class A-2 Notes                                                             $92,000,000.00
                          Class A-3 Notes                                                            $301,000,000.00
                          Class M Notes                                                               $64,583,000.00
                          Class B Notes                                                               $85,417,000.00

              d. Interest distributed to Noteholders
                          Class A-1 Notes                                                                $297,264.25
                          Class A-2 Notes                                                                $548,166.67
                          Class A-3 Notes                                                              $1,831,083.33
                          Class M Notes                                                                  $404,181.94
                          Class B Notes                                                                  $557,345.93

              e. 1. Class A-1 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                      $0.00
                 2. Class A-2 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                      $0.00
                 3. Class A-3 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                      $0.00
                 4. Class M Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                      $0.00
                 5. Class B Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                      $0.00


              g. Total of Basic Servicing Fee, Supplemental Servicing Fees and
                 other fees, if any, paid by the Trustee on behalf of the Trust                          $748,323.39

              h. Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                          Class A-1 Notes                                                                      13.67%
                          Class A-2 Notes                                                                     100.00%
                          Class A-3 Notes                                                                     100.00%
                          Class M Notes                                                                       100.00%
                          Class B Notes                                                                       100.00%

XIV. Pool Balance and Aggregate Principal Balance
              Pool Balance at beginning of Monthly Period                                            $718,390,450.92
              Pool Balance at end of Monthly Period                                                  $699,277,962.42




                               Page 6 (2000 - 1)

Monthly Period Liquidated Receivables                    Monthly Period Warranty Receivables

   Loan #                               Amount                                  Loan #                      Amount
   ------                               ------                                  ------                      ------
see attached listing                        $0.00                see attached listing                        $0.00

XV. Performance

              Original Pool Balance                                                                    $833,347,584.32
              Current Pool Balance                                                                     $699,277,962.42
              Age of the Pool (months)                                                                               8

Delinquency Rate
              Sum of Principal Balance of Accounts 30 or more Days Delinquent                           $21,765,963.59


Default Rate
              Cumulative balance of defaults as of the beginning of the current
              Accounting Period                                                                         $14,125,772.08

              Sum of Principal Balances of Receivables that became Liquidated                             4,039,864.57
              Receivables during the Monthly Period or that became Purchased
              Receivables during Monthly Period (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of purchase)

              Cumulative balance of defaults as of the end of the current Accounting Period             $18,165,636.65

Net Loss Rate
              Cumulative net losses as of the preceding Accounting Date                                  $6,541,051.85

              Aggregate of Principal Balances as of the Accounting Date                                  $4,039,864.57
               (plus accrued and unpaid interest thereon to the end of the
              Monthly Period) of all Receivables that became Liquidated
              Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a
              Scheduled Payment as of the Accounting Date

              Liquidation Proceeds Received by Trust                                                     $1,910,279.21

              Cumulative net losses as of the current Accounting Date                                    $8,670,637.21





                               Page 7 (2000 - 1)